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                                                                    EXHIBIT 23.4


                        CONSENT OF INDEPENDENT AUDITORS

                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated January 22, 1999 relating to the financial statements of Western Holdings Bancorp, which appears in Heritage Commerce Corp's Annual Report on Form 10-K for the year ended December 31, 2000 (as amended by Form 10-K/A filed on April 6, 2001).

/s/ Pricewaterhouse Coopers LLP

San Francisco, CA
July 24, 2001